UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2025

DONALDSON COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7891	41-0222640
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

1400 West 94th Street
Minneapolis, MN 55431
(Address of principal executive offices)

(952) 887-3131
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 par value	DCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On June 3, 2025, Donaldson Company, Inc. (the “Company”) issued a press release announcing its results of operations for the quarter ended April 30, 2025. A copy of the press release is furnished herewith as Exhibit 99.1.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 2, 2025, the Company announced the appointment of Richard B. Lewis as the Company’s Chief Operating Officer, effective August 1, 2025. Mr. Lewis, age 53, currently serves as the Company’s President, Life Sciences, a position he has held since August 1, 2024. Mr. Lewis joined the Company in 2002 and has held various positions, including President, Mobile Solutions; Plant Manager; Director of Operations; General Manager, Liquid Filtration; General Manager, Operations; Vice President, Global Operations; and Senior Vice President, Global Operations.
In connection with Mr. Lewis’ appointment as Chief Operating Officer, the Human Resources Committee of the Board of Directors approved an increase in his annual base salary for fiscal 2026 to $750,000 and an increase to his fiscal 2026 annual cash incentive target as a percent of base salary to 90%, and his long-term incentive awards for fiscal 2026 will have a grant date fair value of $2,200,000.
Item 7.01. Regulation FD Disclosure.
A copy of the press release discussing Mr. Lewis’ appointment as Chief Operating Officer is being furnished herewith as Exhibit 99.2.
The information in Items 2.02 and 7.01 of this Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release dated June 3, 2025 announcing results of operations for the quarter ended April 30, 2025 of Donaldson Company, Inc.

99.2	Press Release dated June 2, 2025 announcing appointment of Chief Operating Officer.

104	Cover page interactive data file (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DONALDSON COMPANY, INC.

Date:	June 3, 2025	By:	/s/ Amy C. Becker
Amy C. Becker Chief Legal Officer and Corporate Secretary